UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2013 (November 14, 2013)

TIER REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17300 Dallas Parkway, Suite 1010, Dallas, Texas 75248
(Address of principal executive offices)
(Zip Code)

(972) 931-4300
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.
On November 14, 2013, 10/120 South Riverside Property LLC and 10/120 South Riverside Fee LLC, both of which are indirect, wholly owned subsidiaries of TIER REIT, Inc. (which may be referred to herein as the “Registrant,” the “Company,” “we,” “our” or “us”), sold two 21-story office buildings containing approximately 1.4 million combined square feet located in Chicago, Illinois (the “10/120 S. Riverside Property”), to an unaffiliated buyer, SITQ US Investments Inc. The contract sales price for the 10/120 S. Riverside Property was $361.0 million, excluding transaction costs and certain closing pro-rations and adjustments. Proceeds from the sale of the 10/120 S. Riverside Property, after closing costs, were used to repay the $200.0 million outstanding balance on the term loan under our credit facility, as well as to repay the $125.0 million in outstanding mortgage loans on our One Financial Place property located in Chicago, Illinois.

Item 9.01    Financial Statements and Exhibits.

(b)     Proforma financial information.

The following unaudited pro forma condensed consolidated balance sheet of the Company at September 30, 2013, illustrates the estimated effect of the disposition described in Item 2.01 above as if it had occurred on September 30, 2013. The unaudited pro forma condensed consolidated statements of continuing operations for the nine months ended September 30, 2013, and for the years ended December 31, 2012, 2011 and 2010 (the “Pro Forma Periods”), illustrate the estimated effect of the disposition described in Item 2.01 above as if it had occurred on January 1, 2010, as well as disposals of other properties that were disposed in 2013.

This pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results as if the transactions reflected herein had occurred on the date or been in effect during the periods indicated. This pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s financial results in the future and should be read in conjunction with the Company’s financial statements as filed on Form 10-Q for the nine months ended September 30, 2013, and on Form 10-K for the year ended December 31, 2012, with the Securities and Exchange Commission.
In our opinion, all material adjustments necessary to reflect the effects of the above transactions have been made.

TIER RIET, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
as of September 30, 2013
(in thousands, except share and per share amounts)

The following Unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if we had sold the 10/120 S. Riverside Property on September 30, 2013. This Unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with our Unaudited Pro Forma Condensed Consolidated Statements of Continuing Operations and the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2013. This Unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on September 30, 2013, nor does it purport to represent our future financial position.

	As Reported September 30, 2013 (a)	10/120 S. Riverside Property Pro Forma Adjustments (b)	Pro Forma September 30, 2013
Assets
Real estate
Land	$317,677	$—	$317,677
Buildings and improvements, net	1,674,388	—	1,674,388
Real estate under development	35,907	—	35,907
Total real estate	2,027,972	—	2,027,972
Cash and cash equivalents	19,301	257,904	277,205
Restricted cash	60,342	8,526	68,868
Accounts receivable, net	93,574	—	93,574
Prepaid expenses and other assets	8,622	—	8,622
Investments in unconsolidated entities	44,722	—	44,722
Deferred financing fees, net	10,464	(1,111)	9,353
Lease intangibles, net	141,031	—	141,031
Other intangible assets, net	2,293	—	2,293
Assets associated with real estate held for sale	337,161	(337,161)	—
Total assets	$2,745,482	$(71,842)	$2,673,640
Liabilities and equity
Liabilities
Notes payable	$1,812,125	$(74,000)	$1,738,125
Accounts payable	4,363	—	4,363
Payables to related parties	1,645	—	1,645
Acquired below-market leases, net	26,407	—	26,407
Accrued liabilities	82,080	—	82,080
Deferred tax liabilities	1,411	—	1,411
Other liabilities	10,360	8,526	18,886
Obligations associated with real estate held for sale	29,570	(29,570)	—
Total liabilities	1,967,961	(95,044)	1,872,917
Commitments and contingencies
Series A Convertible Preferred Stock	2,700	—	2,700
Equity
Preferred stock, $.0001 par value per share; 17,490,000 shares authorized, none outstanding	—	—	—
Convertible stock, $.0001 par value per share; 1,000 shares authorized, none outstanding	—	—	—
Common stock, $.0001 par value per share; 382,499,000 shares authorized, 299,191,861 shares issued and outstanding	30	—	30
Additional paid-in capital	2,646,528	—	2,646,528
Cumulative distributions and net loss attributable to common stockholders	(1,872,043)	23,202	(1,848,841)
Accumulated other comprehensive loss	(912)	—	(912)
Stockholders’ equity	773,603	23,202	796,805
Noncontrolling interests	1,218	—	1,218
Total equity	774,821	23,202	798,023
Total liabilities and equity	$2,745,482	$(71,842)	$2,673,640

See accompanying Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements.

TIER REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Continuing Operations
For the Nine Months Ended September 30, 2013
(in thousands, except per share amounts)

The following Unaudited Pro Forma Condensed Consolidated Statement of Continuing Operations is presented as if we had sold the 10/120 S. Riverside Property on January 1, 2010. This Unaudited Pro Forma Condensed Consolidated Statement of Continuing Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2013. This Unaudited Pro Forma Condensed Consolidated Statement of Continuing Operations is not necessarily indicative of what the actual results of continuing operations would have been had we completed the above transaction on January 1, 2010, nor does it purport to represent our future operations.

	As Reported Nine Months Ended September 30, 2013 (a)	10/120 S. Riverside Property Pro Forma Adjustments (b)	Pro Forma Nine Months Ended September 30, 2013
Rental revenue	$259,724	$—	$259,724
Expenses
Property operating expenses	80,337	—	80,337
Interest expense	81,654	(1,886)	79,768
Real estate taxes	38,080	—	38,080
Property management fees	7,753	—	7,753
General and administrative	12,962	—	12,962
Depreciation and amortization	108,546	—	108,546
Total expenses	329,332	(1,886)	327,446
Interest and other income	774	—	774
Loss from continuing operations before income taxes, equity in earnings of investments and gain on sale or transfer of assets	(68,834)	1,886	(66,948)
Provision for income taxes	(414)	—	(414)
Equity in earnings of investments	68	—	68
Loss from continuing operations before gain on sale or transfer of assets	(69,180)	1,886	(67,294)
Gain on sale or transfer of assets	16,102	—	16,102
Net loss from continuing operations	(53,078)	1,886	(51,192)
Noncontrolling interests in continuing operations	76	—	76
Net loss from continuing operations attributable to common stockholders	$(53,002)	$1,886	$(51,116)
Basic and diluted weighted average common shares outstanding	299,191,861	299,191,861	299,191,861
Basic and diluted loss from continuing operations per common share	$(0.18)	$0.01	$(0.17)

See accompanying Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements.

TIER REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Continuing Operations
For the Year Ended December 31, 2012
(in thousands, except per share amounts)

The following Unaudited Pro Forma Condensed Consolidated Statement of Continuing Operations is presented as if we had sold the 10/120 S. Riverside Property, as well as the other properties that have been disposed in 2013, on January 1, 2010. This Unaudited Pro Forma Condensed Consolidated Statement of Continuing Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2012. This Unaudited Pro Forma Condensed Consolidated Statement of Continuing Operations is not necessarily indicative of what the actual results of continuing operations would have been had we completed the above transactions on January 1, 2010, nor does it purport to represent our future operations.

	As Reported Year Ended December 31, 2012 (a)	Prior Dispositions Pro Forma Adjustments (b)	10/120 S. Riverside Property Pro Forma Adjustments (c)	Pro Forma Year Ended December 31, 2012
Rental revenue	$437,197	$(41,166)	$(43,502)	$352,529
Expenses
Property operating expenses	134,107	(17,231)	(10,606)	106,270
Interest expense	129,076	(10,531)	(4,889)	113,656
Real estate taxes	62,516	(4,900)	(7,237)	50,379
Property management fees	12,788	(1,107)	(1,228)	10,453
Asset management fees	9,842	(954)	(938)	7,950
Asset impairment losses	97,323	(12,788)	—	84,535
General and administrative	15,480	—	—	15,480
Depreciation and amortization	188,216	(15,058)	(20,020)	153,138
Total expenses	649,348	(62,569)	(44,918)	541,861
Interest and other income	940	12	(11)	941
Gain on troubled debt restructuring	201	—	—	201
Loss from continuing operations before income taxes, equity in earnings of investments and gain on sale or transfer of assets	(211,010)	21,415	1,405	(188,190)
Provision for income taxes	(62)	2	—	(60)
Equity in earnings of investments	1,725	—	—	1,725
Loss from continuing operations before gain on sale or transfer of assets	(209,347)	21,417	1,405	(186,525)
Gain on sale or transfer of assets	8,083	—	—	8,083
Net loss from continuing operations	(201,264)	21,417	1,405	(178,442)
Noncontrolling interests in continuing operations	330	(70)	(2)	258
Net loss from continuing operations attributable to common stockholders	$(200,934)	$21,347	$1,403	$(178,184)
Basic and diluted weighted average common shares outstanding	298,372,324	298,372,324	298,372,324	298,372,324
Basic and diluted loss from continuing operations per common share	$(0.67)	$0.07	$—	$(0.60)

See accompanying Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements.

TIER REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Continuing Operations
For the Year Ended December 31, 2011
(in thousands, except per share amounts)

The following Unaudited Pro Forma Condensed Consolidated Statement of Continuing Operations is presented as if we had sold the 10/120 S. Riverside Property, as well as the other properties that have been disposed in 2013, on January 1, 2010. This Unaudited Pro Forma Condensed Consolidated Statement of Continuing Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2012. This Unaudited Pro Forma Condensed Consolidated Statement of Continuing Operations is not necessarily indicative of what the actual results of continuing operations would have been had we completed the above transactions on January 1, 2010, nor does it purport to represent our future operations.

	As Reported Year Ended December 31, 2011 (a)	Prior Dispositions Pro Forma Adjustments (b)	10/120 S. Riverside Property Pro Forma Adjustments (c)	Pro Forma Year Ended December 31, 2011
Rental revenue	$454,007	$(42,290)	$(43,711)	$368,006
Expenses
Property operating expenses	137,112	(16,490)	(10,656)	109,966
Interest expense	132,544	(8,131)	(12,928)	111,485
Real estate taxes	60,233	(4,782)	(7,350)	48,101
Property management fees	13,230	(1,152)	(1,163)	10,915
Asset management fees	17,787	(1,633)	(1,633)	14,521
Asset impairment losses	33,257	(5,888)	—	27,369
General and administrative	10,828	—	—	10,828
Depreciation and amortization	201,896	(16,966)	(19,793)	165,137
Total expenses	606,887	(55,042)	(53,523)	498,322
Interest and other income	1,073	11	(6)	1,078
Gain on troubled debt restructuring	1,008	—	—	1,008
Loss from continuing operations before income taxes, equity in losses of investments and gain on sale or transfer of assets	(150,799)	12,763	9,806	(128,230)
Benefit from income taxes	614	1	—	615
Equity in losses of investments	(2,302)	—	—	(2,302)
Loss from continuing operations before gain on sale or transfer of assets	(152,487)	12,764	9,806	(129,917)
Gain on sale or transfer of assets	1,385	—	—	1,385
Net loss from continuing operations	(151,102)	12,764	9,806	(128,532)
Noncontrolling interests in continuing operations	380	(55)	(15)	310
Net loss from continuing operations attributable to common stockholders	$(150,722)	$12,709	$9,791	$(128,222)
Basic and diluted weighted average common shares outstanding	296,351,253	296,351,253	296,351,253	296,351,253
Basic and diluted loss from continuing operations per common share	$(0.51)	$0.04	$0.04	$(0.43)

See accompanying Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements.

TIER REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Continuing Operations
For the Year Ended December 31, 2010
(in thousands, except per share amounts)

The following Unaudited Pro Forma Condensed Consolidated Statement of Continuing Operations is presented as if we had sold the 10/120 S. Riverside Property, as well as the other properties that have been disposed in 2013, on January 1, 2010. This Unaudited Pro Forma Condensed Consolidated Statement of Continuing Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2012. This Unaudited Pro Forma Condensed Consolidated Statement of Continuing Operations is not necessarily indicative of what the actual results of continuing operations would have been had we completed the above transactions on January 1, 2010, nor does it purport to represent our future operations.

	As Reported Year Ended December 31, 2010 (a)	Prior Dispositions Pro Forma Adjustments (b)	10/120 S. Riverside Property Pro Forma Adjustments (c)	Pro Forma Year Ended December 31, 2010
Rental revenue	$462,223	$(42,964)	$(42,355)	$376,904
Expenses
Property operating expenses	143,502	(17,577)	(10,814)	115,111
Interest expense	140,401	(8,305)	(14,598)	117,498
Real estate taxes	61,006	(4,865)	(5,907)	50,234
Property management fees	14,101	(1,196)	(1,230)	11,675
Asset management fees	16,470	(1,470)	(1,470)	13,530
Asset impairment losses	5,116	—	—	5,116
Goodwill impairment losses	11,470	—	—	11,470
General and administrative	9,988	—	—	9,988
Depreciation and amortization	201,873	(17,067)	(19,972)	164,834
Total expenses	603,927	(50,480)	(53,991)	499,456
Interest and other income	1,467	9	(14)	1,462
Gain on troubled debt restructuring	9,091	—	—	9,091
Loss from continuing operations before income taxes and equity in earnings of investments	(131,146)	7,525	11,622	(111,999)
Provision for income taxes	(2,783)	3	—	(2,780)
Equity in earnings of investments	954	—	—	954
Net loss from continuing operations	(132,975)	7,528	11,622	(113,825)
Noncontrolling interests in continuing operations	586	(136)	(17)	433
Net loss from continuing operations attributable to common stockholders	$(132,389)	$7,392	$11,605	$(113,392)
Basic and diluted weighted average common shares outstanding	294,241,424	294,241,424	294,241,424	294,241,424
Basic and diluted loss from continuing operations per common share	$(0.45)	$0.02	$0.04	$(0.39)

See accompanying Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements.

TIER REIT, Inc.
Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements

Unaudited Pro Forma Condensed Consolidated Balance Sheet

a.	Reflects our historical condensed consolidated balance sheet as of September 30, 2013.

b.
Reflects the proceeds from the sale, the minimum payment required under our credit facility to remove this property from the related collateral pool, the write-off of associated deferred financing fees, deferral of a portion of the gain on sale, and the elimination of the held for sale assets and obligations of the 10/120 S. Riverside Property, assuming the sale occurred on September 30, 2013.

Unaudited Pro Forma Condensed Consolidated Statement of Continuing Operations for the nine months ended September 30, 2013

a.     Reflects our historical continuing operations for the nine months ended September 30, 2013.

b.
Reflects the pro forma adjustment to eliminate the historical interest expense assuming the borrowings under our credit facility were reduced based on removing this property from the related collateral pool.

Unaudited Pro Forma Condensed Consolidated Statement of Continuing Operations for the year ended December 31, 2012

a.	Reflects our historical continuing operations for the year ended December 31, 2012.

b.
Reflects the combined pro forma adjustments to eliminate the historical operating results for the following properties disposed after January 1, 2013, (excluding any properties held for sale at December 31, 2012) assuming these disposals had occurred on January 1, 2010:

Actual
Property	Disposal Date
5 & 15 Wayside	March 22, 2013
Riverview Tower	May 2, 2013
Epic Center	May 13, 2013
One Brittany Place	May 13, 2013
Two Brittany Place	May 13, 2013
Tice Building	August 30, 2013
One Edgewater Plaza	August 30, 2013
Energy Centre	September 12, 2013
Ashford Perimeter	September 13, 2013

c.
Reflects the pro forma adjustments to eliminate the historical operating results for the 10/120 S. Riverside Property assuming the sale occurred on January 1, 2010, and the pro forma adjustment to eliminate the historical interest expense assuming the borrowings under our credit facility were reduced based on removing this property from the related collateral pool.

Unaudited Pro Forma Condensed Consolidated Statement of Continuing Operations for the year ended December 31, 2011

a.	Reflects our historical continuing operations for the year ended December 31, 2011.

b.
Reflects the combined pro forma adjustments to eliminate the historical operating results for the following properties disposed after January 1, 2013, (excluding any properties held for sale at December 31, 2012) assuming these disposals had occurred on January 1, 2010:

Actual
Property	Disposal Date
5 & 15 Wayside	March 22, 2013
Riverview Tower	May 2, 2013
Epic Center	May 13, 2013
One Brittany Place	May 13, 2013
Two Brittany Place	May 13, 2013
Tice Building	August 30, 2013
One Edgewater Plaza	August 30, 2013
Energy Centre	September 12, 2013
Ashford Perimeter	September 13, 2013

c.
Reflects the pro forma adjustments to eliminate the historical operating results for the 10/120 S. Riverside Property assuming the sale occurred on January 1, 2010, the pro forma adjustment to eliminate the historical interest expense, assuming the previous debt associated with this property had been paid off, and the pro forma adjustment to eliminate the historical interest expense assuming the borrowings under our credit facility were reduced based on removing this property from the related collateral pool.

Unaudited Pro Forma Condensed Consolidated Statement of Continuing Operations for the year ended December 31, 2010

a.	Reflects our historical continuing operations for the year ended December 31, 2010.

b.
Reflects the combined pro forma adjustments to eliminate the historical operating results for the following properties disposed after January 1, 2013, (excluding any properties held for sale at December 31, 2012) assuming these disposals had occurred on January 1, 2010:

Actual
Property	Disposal Date
5 & 15 Wayside	March 22, 2013
Riverview Tower	May 2, 2013
Epic Center	May 13, 2013
One Brittany Place	May 13, 2013
Two Brittany Place	May 13, 2013
Tice Building	August 30, 2013
One Edgewater Plaza	August 30, 2013
Energy Centre	September 12, 2013
Ashford Perimeter	September 13, 2013

c.
Reflects the pro forma adjustments to eliminate the historical operating results for the 10/120 S. Riverside Property assuming the sale occurred on January 1, 2010, and the pro forma adjustment to eliminate the historical interest expense assuming the previous debt associated with this property had been paid off.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER REIT, INC.
Dated: November 18, 2013	By:	/s/ James E. Sharp
James E. Sharp
Chief Accounting Officer